UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2011

EMULEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31353	51-0300558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (“Emulex” or the “Company”) held on November 29, 2011, the Company’s stockholders, upon the recommendation of the Board of Directors, ratified and approved the amended and restated Emulex Corporation Employee Stock Purchase Plan (the “Purchase Plan”) which, among other things, increased the number of shares available for issuance thereunder by 1,500,000.

A brief summary of the Purchase Plan, as amended, was included as part of Proposal No. 2 contained on pages 18-22 of the Proxy Statement, and is incorporated herein. The information regarding the Purchase Plan contained herein is qualified in its entirety by reference to the actual terms of the Purchase Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2011 Annual Meeting of Stockholders of the Company, was held on November 29, 2011.

(b) At the 2011 Annual Meeting the stockholders of the Company (i) elected each of the nine director nominees proposed by the Board of Directors of the Company, (ii) approved and ratified the amended and restated Purchase Plan (as described above), (iii) ratified and approved an advisory resolution on executive compensation, (iv) ratified and approved an advisory vote setting one year as the frequency of future an advisory votes on executive compensation, and (v) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm. The results of each vote are summarized below.

Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Fred B. Cox	63,836,467	2,970,147	9,084,311
Michael P. Downey	63,748,290	3,058,324	9,084,311
Bruce C. Edwards	58,384,842	8,421,772	9,084,311
Paul F. Folino	63,809,797	2,996,817	9,084,311
Robert H. Goon	63,739,679	3,066,935	9,084,311
Don M. Lyle	58,429,008	8,377,606	9,084,311
James M. McCluney	63,790,943	3,015,671	9,084,311
Nersi Nazari	64,867,884	1,938,730	9,084,311
Dean A. Yoost	64,758,732	2,047,882	9,084,311

Proposal No. 2 - Ratify and Approve the Amended and Restated Employee Stock Purchase Plan to, Among Other Things, Increase the Number of Shares Reserved for Issuance Thereunder by 1,500,000 Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
65,453,415	747,616	605,583	9,084,311

Proposal No. 3 - Ratify and Approve an Advisory Resolution on Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
42,201,380	23,662,501	942,733	9,084,311

Proposal No. 4 - Ratify and Approve an Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
62,056,742	40,561	3,698,735	1,010,576	9,084,311

Proposal No. 5 - Ratify the Selection of KPMG LLP as Emulex’s Independent Registered Public Accounting Firm for Fiscal 2012.

Votes For	Votes Against	Abstain	Broker Non-Votes
73,774,803	2,008,905	107,217	—

(d) Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote on executive compensation annually.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2011 with respect to the 2011 Annual Meeting of stockholders)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2011

EMULEX CORPORATION

	By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Emulex Corporation Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2011 with respect to the 2011 Annual Meeting of stockholders)